Federal Income Taxes	12 Months Ended
Dec. 31, 2025
Honeywell Puerto Rico Savings Plan [Member]
Federal Income Taxes [Abstract]
Federal Income Taxes
8.	Federal Income Taxes

The Plan is designed and intended to be qualified under Section 1165 of the Puerto Rico Internal Revenue Code of 1994, as amended (the “1994 PR Code”), and Section 1081.01(a) of the Internal Revenue Code for a New Puerto Rico, Act No. 1 of January 14, 2011, as amended from time to time (the “2011 PR Code”). The Plan has received a favorable determination letter from the Puerto Rico Treasury Department as to its qualified status under the 1994 PR Code and the 2011 PR Code. The Trust associated with the Plan is intended to be exempt from Puerto Rico income taxation. Pursuant to the provisions of Section 1165(a) of the 1994 PR Code and Section 1081.01(a) of the 2011 PR Code,

pursuant to Section 1022(i)(1) of ERISA, for United States income tax purposes, the Plan’s Master Trust is to be considered as an organization as described in Section 401(a) of the U.S. Internal Revenue Code of 1986, as amended (the “U.S. Code”), and exempt under Section 501(a) of the U.S. Code. Accordingly, no provision for income taxes has been made.

U.S. GAAP requires plan management to evaluate tax positions taken by the Plan and recognize a tax liability if the Plan has taken an uncertain position that more likely than not would not be sustained upon examination by the Puerto Rico Treasury Department. As of December 31, 2025 and 2024, the Company has analyzed the tax positions by the Plan and has concluded that there are no uncertain positions taken or expected to be taken that would require recognition of a liability (or asset) or disclosure in the financial statements. The Plan is subject to routine audits by taxing jurisdictions, however, there are currently no audits for any tax periods in progress.